BLACKROCK FUNDS IV

BlackRock Global Long/Short Credit Fund

BLACKROCK FUNDS V

BlackRock Core Bond Portfolio

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

(each, a “Fund” and together, the “Funds”)

Supplement dated July 8, 2022

to the Statement of Additional Information of each Fund (each, an “SAI”), as amended or supplemented to date

Effective immediately, the following change is made to each Fund’s SAI:

The chart listing investments and investment strategies in the section of each Fund’s SAI entitled “I. Investment Objective[s] and Policies” as it relates to each Fund is deleted in relevant part and replaced with the following:

Corporate Loans	X
Direct Lending	X

Shareholders should retain this Supplement for future reference.

SAI-DL2-0722SUP